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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2003

                                   CREE, INC.
             (Exact name of registrant as specified in its charter)

       North Carolina                000-21154               56-1572719
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                   Identification No.)

                4600 Silicon Drive, Durham, North Carolina 27703
                    (Address of principal executive offices)

                                 (919) 313-5300
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

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Item 9. Regulation FD Disclosure.

On April 29,2003, Cree, Inc. (the "Company") filed with the Securities and Exchange Commission (the "SEC") its Quarterly Report on Form 10-Q for the quarter ended March 30, 2003, accompanied by the written statements of Charles
M. Swoboda, the Company's President and Chief Executive Officer, and Cynthia B. Merrell, the Company's Chief Financial Officer, required by 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002. The written statements are set forth below.

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cree, Inc. (the "Company") on Form 10-Q for the quarter ending March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Charles M. Swoboda, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Charles M. Swoboda
-------------------------------------
Charles M. Swoboda
President and Chief Executive Officer
April 29, 2003

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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cree, Inc. (the "Company") on Form 10-Q for the quarter ended March 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cynthia B. Merrell, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Cynthia B. Merrell
----------------------------
Cynthia B. Merrell
Chief Financial Officer
April 29, 2003

The information in this Current Report on Form 8-K is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     CREE, INC.


                                                     By: /s/ Cynthia B. Merrell
                                                         -----------------------
Dated: April 29, 2003                                    Cynthia B. Merrell
                                                         Chief Financial Officer